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                                                               EXHIBIT 10.15.6

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement"), dated as of May 16, 1995, is entered into by Summit Properties Inc., a Maryland corporation (the "Company") for the benefit of each of the parties listed hereto in Schedule 1 and their Permitted Assignees (as defined below) (each a "Holder" and collectively the "Holders").

         WHEREAS, the Holders are to receive units ("Units") of limited partnership interest in Summit Properties Partnership, L.P., a Delaware limited partnership (the "Operating Partnership"), pursuant to that certain Agreement to Contribute of even date herewith among the Company, the Operating Partnership, the Owners listed on Schedule 1 thereto and the Crosland Partnerships listed on
Schedule 2 thereto (the "Contribution Agreement");

         WHEREAS, the Holders' Units may be redeemed for cash, or at the option of the Company, for an equivalent number of shares ("Shares") of the Company's common stock, $.01 par value per share ("Common Stock"), pursuant to the Operating Partnership's Agreement of Limited Partnership dated January 29, 1994 (the "Partnership Agreement"); and

         WHEREAS, to induce certain of the Holders to enter into the Contribution Agreement, the Company has agreed to provide the registration rights set forth in this Agreement for the benefit of the Holders.

         NOW, THEREFORE, in consideration of the foregoing, the mutual premises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company hereby agrees as follows:

         1. Certain Definitions. As used in this Agreement, the following capitalized terms not elsewhere defined shall have the following meanings:

         "Closing Date" shall mean the date upon which the transactions contemplated by the Contribution Agreement will close.

         "Prospectus" shall mean the prospectus included in a Registration Statement, as amended or supplemented, including any preliminary prospectus, prospectus supplement and post-effective amendment, and in each case including all material incorporated by reference therein.

         "Registrable Shares" shall mean the Shares, excluding (i) Shares for which a Registration Statement relating to the sale thereof shall have become effective under the Securities Act of 1933, as amended (the "Securities Act"), and which shall have been disposed of under such Registration Statement, (ii) Shares sold pursuant to Rule 144 under the Securities Act and (iii) Shares eligible for sale pursuant to Rule 144(k) under the Securities Act. "Registrable Shares" shall include Units eligible to be redeemed in exchange for Shares.

         "Registration Statement" shall mean any registration statement of the Company, and any other entity required to be a registrant with respect to such registration statement pursuant to the


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requirements of the Securities Act, which statement covers any of the
Registrable Shares on an appropriate form, including, without limitation, the Initial Shelf Registration Statement, any Subsequent Shelf Registration Statement, and any Demand Shelf Registration Statement, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

         2.       Registration.

                  (a) Initial Shelf Registration Statement. Subject to the conditions set forth in this Agreement, the Company shall use reasonable efforts to cause to be filed with the Securities and Exchange Commission (the "SEC"), within thirty (30) days of the Closing Date, a registration statement (the "Initial Shelf Registration Statement") under Rule 415 of the Securities Act relating to the original issuance by the Company of shares of Common Stock in connection with the redemption of Holders' Units, or in the alternative if the registration of such original issuance is not practicable, the sale by Holders of Registrable Shares in the form of the Common Stock to be received in connection with the redemption of Holders' Units, all in accordance with the terms hereof, and shall use reasonable efforts to cause the Initial Shelf Registration Statement to be declared effective by the SEC. The Company agrees to use reasonable efforts to keep the Initial Shelf Registration Statement continuously effective until the earliest of (i) the date on which the Holders no longer hold any Registrable Shares, or (ii) five (5) years from the Closing Date (the "Initial Shelf Registration Expiration Date") . The time between the date on which the Initial Shelf Registration. Statement first becomes effective and the Initial Shelf Registration Expiration Date is hereinafter referred to as the "Initial Shelf Period."

                  (b)      Demand Registration.

                           (i) At any time in the Initial Shelf Period during
which the Initial Shelf Registration Statement is not effective for a continuous period of at least thirty (30) days (other than under the circumstances and periods permitted by Sections 8 and 9) (an "Initial Shelf Failure"), and at any time after the Initial Shelf Registration Expiration Date and prior to the tenth
(10th) anniversary of the Closing Date, any Holder of Registrable Shares may request in writing that the Company cause to be filed a registration statement (a "Demand Shelf Registration Statement") under Rule 415 of the Securities Act relating to the sale by the Holder of all or part of such Holders Registrable Shares; provided, however, that the Company shall have no obligation pursuant to this Section 2(b)(i) unless the conditions set forth in Section 2(b)(ii), and elsewhere in this Agreement, are satisfied. Upon the Company's determination that such conditions have been satisfied, the Company shall give written notice of the proposed registration to all Holders of Registrable Shares. Subject to the conditions set forth below, each such Holder shall have the right, by giving written notice to the Company, within fifteen (15) days after the notice referred to in the preceding sentence has been given by the Company, to elect to have included in the Demand Shelf Registration Statement all or part of such Holder's Registrable Shares. Thereupon, the Company shall use reasonable efforts to cause such Demand Shelf Registration Statement to be filed with, and be declared effective by, the SEC. The Company agrees to use reasonable

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efforts to keep such Demand Shelf Registration Statement continuously effective until the earliest of (A) the date on which the Holders no longer hold any Registrable Shares registered under such Demand Shelf Registration Statement,
(B) the date on which the Company has caused to be delivered to the Holders an opinion of counsel, which counsel must be reasonably acceptable to each Holder, stating that the Registrable Shares may be sold during a single period of ninety
(90) days by the Holders pursuant to Rule 144 promulgated under the Securities Act without regard to any volume limitations and that the Company has, on the date of such opinion, satisfied the necessary informational requirements under Rule 144, or (C) ninety (90) days from the date such Demand Shelf Registration Statement first becomes effective.

                           (ii)     The Company shall have no obligation under
Section 2(b)(i) unless the following conditions are satisfied:

                                    (A)      A Holder who requests that the
Company cause to be filed a Demand Shelf Registration Statement pursuant to
Section 2(b)(i) must provide to the Company a certificate (the "Authorizing Certificate") substantially in the form of Exhibit A hereto, that is signed by the Holders of at least ten (10) percent of the aggregate number of all Registrable Shares, at the time such request is made. The Authorizing Certificate shall set forth (i) the name of each Holder signing such Authorizing Certificate, (ii) the number of Registrable Shares held by each such Holder and, if different, the number of Registrable Shares such Holder would like to have registered, and (iii) a certification from each such Holder that it is requesting the registration of only those shares of Common Stock received by such Holder upon the redemption of its Units pursuant to the Partnership Agreement. Any Holder whose Registrable Shares have become eligible for sale pursuant to Rule 144(k) promulgated under the Securities Act shall not be included for purposes of calculating the percentage of Holders required to sign an Authorizing Certificate. If the Company determines that a Holder's Shares have become eligible for sale pursuant to Rule 144(k), the Company shall, at the request of such Holder, deliver to the Holder an opinion of counsel to such effect.

                                    (B)      A Holder may only request that the
Company register those Registrable Shares of Common Stock received by such Holder from the Company upon the redemption of some or all of such Holder's Units.

                                    (C)     The Company shall be obligated to
file only one Demand Shelf Registration Statement during any twelve (12) month period during which no Registration Statement has been in effect.

                  (c) Piggyback Registration. If at any time during an Initial Shelf Failure or after the Shelf Registration Expiration Date, while any Registrable Shares are outstanding and no Demand Shelf Registration Statement is in effect, the Company (without any obligation to do so) proposes to file a registration statement under the Securities Act with respect to an offering of Common Stock solely for cash (other than a registration statement (i) on Form S-8 or any successor form to such Form or in connection with any employee or director welfare, benefit or compensation plan, (ii) on Form S-4 or any successor form to such Form or in connection with

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an exchange offer, (iii) in connection with a rights offering exclusively to existing holders of Common Stock, (iv) in connection with an offering solely to employees of the Company or its affiliates, or (v) relating to a transaction pursuant to Rule 145 of the Securities Act), whether or not for its own account, the Company shall give prompt written notice of such proposed filing to the Holders. The notice referred to in the preceding sentence shall offer each Holder the opportunity to register such amount of its Registrable Shares of Common Stock received from the Company upon the redemption of some or all of its Units, as such Holder may request (a "Piggyback Registration"). Subject to the provisions of Section 2 below, the Company shall include in such Piggyback Registration, in the registration and qualification for sale under the securities or "Blue Sky" laws of the various states and in any underwriting in connection therewith all such Registrable Shares for which the Company has received written requests for inclusion therein within fifteen (15) calendar days after the notice referred to above has been given by the Company to the Holders. A Holder of such Registrable Shares shall be permitted to withdraw all or part of such Holder's Registrable Shares from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriter advises the Company that the total number of shares of Common Stock requested to be included in such registration exceeds the number of shares of Common Stock which can be sold in such offering, the Company will include in such registration in the following priority: (i) first all shares of Common Stock the Company proposes to sell; (ii) second, up to the full number of applicable Registrable Shares requested to be included in such registration which, in the opinion of such managing underwriter, can be sold without adversely affecting the price range or probability of success of such offering, allocated among the Holders requesting registration on a pro rata basis and
(iii) third, if such Piggyback Registration Statement is being used to register shares of the Company's Common Stock held by other holders of registration rights, up to the full number of applicable Registrable Shares and such other shares of Common Stock, other than the underwritten primary shares of Common Stock requested to be included in such registration, which, in the opinion of such managing underwriter, can be sold without adversely affecting the price range or profitability of success of such offering, allocated among the holders of registration rights requesting registration on a pro rata basis.

                  (d) Subsequent Shelf Registration Statement. Subject to the conditions set forth in this Agreement, for the period following the Initial Shelf Registration Expiration Date and prior to the tenth (10th) anniversary of the Closing Date the Company shall use reasonable efforts to cause to be filed with the SEC within thirty (30) days following a taxable sale or other taxable disposition of a Direct Project or underlying Project, as those terms are defined in the Contribution Agreement (each a "Project"), a registration statement (the "Subsequent Shelf Registration Statement") under Rule 415 of the Securities Act relating to the original issuance by the Company of shares of Common Stock in connection with the redemption of all or any portion of those Holders' Units who have recognized "Pre-Contribution Gain" in connection with such taxable sale or other taxable disposition, or in the alternative if the registration of such original issuance is not practicable, the sale by such Holders of Registrable Shares in the form of the Common Stock to be received in connection with the redemption of such Holders' Units, all in accordance with the terms hereof, and shall use reasonable efforts to cause such Subsequent Shelf Registration

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Statement to be declared effective by the SEC. The Company agrees to use reasonable efforts to keep the Subsequent Shelf Registration Statement continuously effective until the earliest of (i) the date on which such Holders hold Registrable Shares, or (ii) one hundred and eighty (180) days from the date such Subsequent Shelf Registration Statement first became effective. For purposes of this Section 2(d), the term "Pre-Contribution Gain" shall mean, with respect to each Project, any gain recognized under Section 704(c) of the Internal Revenue Code of 1986, as amended. This Section 2(d) shall inure to the benefit of only those Holders who recognize Pre-Contribution Gain in connection with the sale or other disposition of a Project.

                  (e) The Company shall notify each Holder of the effectiveness of any Registration Statement and shall furnish to each Holder such number of copies of the Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in the Registration Statement or such other documents as the Holder may reasonably request in order to facilitate its sale of the Registrable Shares in the manner described in the Registration Statement.

                  (f) The Company shall prepare and file with the SEC from time to time such amendments and supplements to any Registration Statement and Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Shares until the earlier of (i) such time as all of the Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Holders as set forth in the Registration Statement, or (ii) the date on which the Registration Statement ceases to be effective in accordance with the terms of this Section 2. Upon five (5) business days' notice, the Company shall file any supplement or post-effective amendment to the Registration Statement with respect to the plan of distribution or such Holder's ownership interests in Registrable Shares that is reasonably necessary to permit the sale of the Holder's Registrable Shares pursuant to the Registration Statement. The Company shall file any necessary listing applications or amendments to the existing applications to cause the Shares registered under any Registration Statement to be then listed or quoted on the primary exchange or quotation system on which the shares of Common Stock are then listed or quoted.

                  (g) The Company shall promptly notify each Holder of, and confirm in writing, any request by the SEC for amendments or supplements to any Registration Statement or the Prospectus related thereto or for additional information. In addition, the company shall promptly notify each Holder of, and confirm in writing, the filing of any Registration Statement or any Prospectus, amendment or supplement related thereto or any post-effective amendment to such Registration Statement and the effectiveness of any post-effective amendment.

                  (h) At any time when a Prospectus relating to any Registration Statement is required to be delivered under the Securities Act, the Company shall immediately notify each Holder of the happening of any event as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits

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to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In such event, the Company shall promptly prepare and furnish to each Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company will, if necessary, amend the Registration Statement of which such Prospectus is a part to reflect such amendment or supplement.

         3. State Securities Laws. Subject to the conditions set forth in this Agreement, the Company shall, in connection with the filing of any Registration Statement hereunder, file such documents as may be necessary to register or qualify the Registrable Shares under the securities or 'Blue Sky' laws of such states as any Holder may reasonably request, and the Company shall use its best efforts to cause such filings to become effective; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any such state in which it is not then qualified or to file any general consent to service of process-in any such state. Once effective, the Company shall use its best efforts to keep such filings effective until the earlier of (a) such time as all of the Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Holder as set forth in the Registration Statement, (b) in the case of a particular state, a Holder has notified the Company that it no longer requires an effective filing in such state in accordance with its original request for filing, or (c) the date on which the Registration Statement ceases to be effective. The Company shall promptly notify each Holder of, and confirm in writing, the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale under the securities or "Blue Sky" laws of any jurisdiction or the initiation or threat of any proceeding for such purpose.

         4. Expenses. The Company shall bear all expenses incurred in connection with the registration of Registrable Shares pursuant to Sections 2
(a), 2 (b) and 2 (d) of this Agreement and the Holders shall bear a portion of all expenses incurred by the Company in connection with the registration in which the Holders are included pursuant to Section 2(c) of this Agreement based on the ratio of Registrable Shares included to the total number of shares of Common Stock so registered. Such expenses shall include, without limitation, all printing, legal and accounting expenses incurred by the Company and all registration and filing fees imposed by the SEC, any state securities commission or the New York Stock Exchange or, if the Common Stock is not then listed on the New York Stock Exchange, the principal national securities exchange or national market system on which the Common Stock is then traded or quoted. In addition, Holders shall be responsible for any brokerage or underwriting commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registrable Shares and for any legal, accounting and other expenses incurred by them.

         5. Indemnification by the Company. The Company agrees to indemnify each of the Holders and their respective officers, directors, employees, agents, representatives and affiliates,

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and each person or entity if any, that controls a Holder within the meaning of the Securities Act, and each other person or entity, if any, subject to liability because of his, her or its connection with a Holder, and any underwriter and any person who controls the underwriter within the meaning of the Securities Act (each an "Indemnitee") against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable fees, expenses and disbursements of attorneys and other professionals documented in writing), joint or several, arising out of or based upon any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with any Registration Statement or Prospectus, or upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or any Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, that the Company shall not be liable to such Indemnitee or any person who participates as an underwriter in the offering or sale of Registrable Shares or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (a) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished to the Company for use in connection with the Registration Statement or the Prospectus contained therein by such Indemnitee, or (b) such Indemnitee's failure to send or give a copy of the final prospectus furnished to it by the Company through no fault of the Company at or prior to the time such action is required by the Securities Act to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final prospectus.

         6. Conditions to Holders Rights Hereunder. As a condition to the availability of the registration rights hereunder each Holder shall (a) cooperate with the Company and furnish to the Company all such information concerning its plan of distribution and ownership interests with respect to its Registrable Shares in connection with the preparation of any Registration Statement and any filings with any state securities commissions as the Company may reasonably request, (b) deliver or cause delivery of the Prospectus contained in any Registration Statement to any purchaser of the shares covered by such Registration Statement from the Holder, and (c) indemnify the Company, its officers, directors, employees, agents, representatives and affiliates, and each person,. if any, who controls the Company within the meaning of the Securities Act, and each other person, if any, subject to liability because of his connection with the Company, against any and all losses, claims, damages, actions, liabilities, costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of material fact contained in either a Registration Statement or the Prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if and to the extent that such statement or omission occurs from reliance upon and in conformity with written information regarding the Holder, its plan of distribution or its ownership interests, which was

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furnished to the Company by the Holder expressly for use therein unless such statement or omission was corrected in writing to the Company, not less than five (5) business days prior to the date of the final prospectus (as supplemented or amended, as the case may be), or (ii) the failure by the Holder to deliver or cause to be delivered the Prospectus contained in any Registration Statement (as amended. or supplemented, if applicable) furnished by the Company to the Holder to any purchaser of the shares covered by such Registration Statement from the Holder through no fault of the Company.

         7.       Suspension of Registration Requirement.

                  (a) The Company shall promptly notify each Holder of, and confirm n writing, the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose. The Company shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of such Registration Statement at the earliest possible moment.

                  (b) Notwithstanding anything to the contrary set forth in this Agreement, the company's obligation under this Agreement to use its best efforts to cause a Registration Statement and any filings with any state securities commission to become effective or to amend or supplement a Registration Statement shall be suspended in the event and during such period as unforeseen circumstances exist (including without limitation (i) an underwritten primary offering by the Company if the Company is advised by the underwriters that the sale of Registrable Shares under a Registration Statement would have a material adverse effect on the primary offering, or (ii) pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that would require additional disclosure of material information by the Company in a Registration Statement or such filing, as to which the Company has a bona fide business purpose for preserving confidentiality or which renders the Company unable to comply with SEC requirements) (such unforeseen circumstances being hereinafter referred to as a "Suspension Event") that would make it impractical or unadvisable to cause a Registration Statement or such filings to become effective or to amend or supplement such Registration Statement, but such suspension shall continue only for so long as such event or its effect is continuing but in no event will that suspension exceed ninety (90) days. The Company shall notify the Holder of the existence and, in the case of circumstances ref erred to in clause (i) of this Section 7 (b), the nature of any Suspension Event.

                  (c) As a condition to the availability of the registration rights hereunder, each Holder of Registrable Shares whose Registrable Shares are covered by a Registration Statement filed pursuant to
Section 2 hereof shall, if requested by the Company in the case of a Company-initiated nonunderwritten offering or if requested by the managing underwriter or underwriters in a company-initiated underwritten offering, not effect any public sale or distribution of any of the securities of the Company of any class included in such Registration Statement, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act (except as part of such Company-initiated registration), during the 15-day period prior to, and during the 60-day period beginning on, the date of effectiveness of each Company-initiated offering made Pursuant

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to such Registration Statement, to the extent timely notified in writing by the
Company or the managing underwriters; provided, however, that such 60-day period shall be extended by the number of days from and including the date of the giving of any notice pursuant to Section 2(g) or (h) hereof to and including the date when each seller of Registrable Shares covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 2(h) hereof.

         8. Black-Out Period. Following the effectiveness of a Registration Statement and the filings with any state securities commissions, as a condition to the availability of the registration rights hereunder, the Holders shall not effect any sales or exchanges of Registrable Shares pursuant to such Registration Statement or any such filings at any time after they have received notice from the Company to suspend sales or exchanges as a result of the occurrence or existence of any Suspension Event so that the Company may correct or update the Registration Statement or such filing. The Holder may recommence effecting sales of the Shares pursuant to the Registration Statement or such filings following further notice to such effect from the Company, which notice shall be given by the Company not later than five (5) business days after the conclusion of any such Suspension Event. The Company agrees that notice to the Holders to suspend sales pursuant to this Section shall be given no more than one (1) time within any six (6) month period.

         9. Additional Shares. The Company, at its option, may register, under any Registration Statement and any filings with any state securities commissions filed pursuant to this Agreement, any. number of unissued shares of Common Stock of the Company or any Common Stock of the Company owned by any other shareholders of the Company.

         10. Contribution. If the indemnification provided for in Sections 5 and 6 is unavailable to an indemnified party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the indemnified party harmless as contemplated therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Indemnitee, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Indemnitee and the Parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall the obligation of any indemnifying party to contribute under this Section 10 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Sections 5 or 6 hereof had been available under the circumstances.

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         The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

         Notwithstanding the provisions of this Section 10, no Holder shall be required to contribute any amount in excess of the amount by which the gross proceeds from the sale of Shares exceeds the amount of any damages that the Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No indemnified party guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

         11. No Other Obligation to Register. Except as otherwise expressly provided in this Agreement, the Company shall have no obligation to the Holders to register the Registrable Shares under the Securities Act.

         12. Amendments and Waivers. The provisions of this Agreement may not be amended, modified, or supplemented or waived without the prior written consent of the Company and the Holders holding in excess of sixty-six and two thirds (66 2/3%) percent of the aggregate number of all Registrable Shares.

         13. Notices. Except as set forth below, all notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telex or telecopier, registered or certified mail (return receipt requested), postage prepaid or courier or overnight delivery service to the respective parties at the addresses known by the Company from the records transmitted to it pursuant to the Contribution Agreement (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof), and further provided that in case of directions to amend the Registration Statement pursuant to Section 2(f) or
Section 6, a Holder must confirm such notice in writing by overnight express delivery with confirmation of receipt:

         If to the Company:         Summit Properties Inc.
                                    212 South Tryon Street
                                    Charlotte, NC 28281
                                    Attn: Michael G. Malone, Esq.
                                    Telecopy:  (704) 333-8340
                                    Telephone: (704) 334-9905

         If to the Holders:         At the address known to the Company
                                    pursuant to this Section 13

In addition to the manner of notice permitted above, notices given pursuant to Sections 2, 7 and 8 hereof may be effected telephonically and confirmed in writing thereafter in the manner described above. only those Holders who initially respond to the Company requesting registration of their Registrable Shares shall be entitled to receive further notification relating to the Registration Statement that is the subject of the initial notification.

         14. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. This Agreement may not be assigned by any Holder and any attempted assignment hereof by any Holder will be void and of no effect; provided, however, that any Holder may assign its rights hereunder to any individual, partnership, corporation, trust or other legal entity to whom such Holder has transferred any of its Units or Shares (each a "Permitted Assignee"). If any transferee of any Holder shall acquire Registrable Shares in any manner, whether by operation of law or otherwise, such Registrable Shares shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Shares such transferee shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

         15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland applicable to contracts made and to be performed wholly within said State.

         16. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

         17. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be the complete and exclusive statement of the agreement and under-standing of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         IN WITNESS WHEREOF, the Company has executed this Agreement as of the date first written above.

                                        SUMMIT PROPERTIES INC.


                                        By:  /s/ Michael G. Malone
                                             -------------------------------
                                             Name: Michael G. Malone
                                             Title: Senior Vice President

                                   SCHEDULE 1

                                                                  CEDAR RIDGE I

Dr. Gerson Asrael
6508 Trenton Place
Charlotte, NC 28211

Rebecca H. Gordon
9219 Hampton Oaks Lane
Charlotte, NC 28270-0452

Eloise Y. Spangler
926 Elizabeth Road
Shelby, NC 28150

Dr. Andrew P. Collins
3115 Academy Road
Durham, NC 27707

Richard E. Killough
16112 Weatherly Way
Huntersville, NC 28078

Franz J. Zimmer
12033 Lazy Willow Lane
Charlotte, NC 28217

John G. Golding
3913 Beresford Road
Charlotte, NC 28211

Earl W. Spangler
P.O. Box 2492
Shelby, NC 28150

Sadler H. Barnhardt
2123 Hastings Dr.
Charlotte, NC 28207

Donald H. Jones
3101 Valencia Terrace
Charlotte, NC 28211

Bernard A. Zimmer
1324 Waxhaw-Marvin Rd.
Waxhaw, NC 28110

Dr. Robert H. Gaither
602 East Street
Albemarle, NC 28001

P.V. Phillips
1406 Brenner Park Drive
Venice, FL 34292

Thomas Barnhardt, III
600 Llewellyn Place
Charlotte, NC 28207

Dr. Richard D. Hill
8405 Rego Street
Charlotte, NC 28216

Owen H. Whitfield
2523 Red Fox Trail
Charlotte, NC 28211

Betty S. Dedmon
P.O. Box 1526
Shelby, NC 28151

Frederick C. Meekins
621 Westbury Road
Charlotte, NC 28211

James H. Barnhardt 3/31/87 Trust
Mr. James H. Barnhardt, Jr.
Barnhardt Manufacturing
P.O. Box 34276
Charlotte, NC 28234

W. M. Herndon
P.O. Box 1608
Kings Mtn., NC 28086

H. Allen Tate, Jr.
Alta Builders, Inc.
6620 Fairview Road
Charlotte, NC 28210

James P. Crews
6440 Brandonwood Court
Charlotte, NC 28226

Terry G. Link
421 Hempstead Place
Charlotte, NC 28207

John Crosland, Jr.
135 Scaleybark Rd.
Charlotte, NC 28209

                      PARTNER DETAIL LISTING BY PARTNERSHIP

                    PARTNER NAME                         PARTNER TYPE           PERCENTAGE              CONTROL
                 CEDAR RIDGE APARTMENT INVESTORS - FORMED 8/3/77

CGI                                                           GEN                1.005000
         Clark, Molly C.                                                        15.214568
         Crosland, J. III                                                       15.214568
         Crosland, J. Jr.                                                       57.167343
         Crosland, Lillian Trust f/b/o JCIII                                     6.201760
         Crosland, Lillian Trust f/b/o MCC                                       6.201761
                                                                                100.000000

Cedar Ridge Investors Various                                 LTD               88.768000
Crosland, J. Jr.                                              LTD                6.000000
Tate, A.                                                                         4.227000

             CEDAR RIDGE APARTMENT INVESTORS NO. 2 - FORMED 12/1/93

CGI                                                           LTD               49.000000
         Clark, Molly C.                                                        15.214568
         Crosland, J. III                                                       15.214568
         Crosland, J. Jr.                                                       57.167343
         Crosland, Lillian Trust f/b/o JCIII                                     6.201760
         Crosland, Lillian Trust f/b/o MCC                                       6.201761
                                                                                100.000000

CGI GP                                                        GEN                1.000000
Crosland, J. Jr.                                              LTD                1.000000                  N
JMJ Associates Limited Partnership                            LTD               49.000000
         Clark, Molly C.                                                        33.500000
         Crosland, J. III                                                       33.500000
         Crosland, J. Jr.                                                       33.000000
                                                                                100.000000


                                                           CREEKSIDE ASSOCIATES

John Crosland, Jr.
135 Scaleybark Rd.
Charlotte, NC 28209

Gerald Strait Workman
P.O. Box 1325
Manteo, NC 27954

J. Frank Newton
5241 Haynes Hall Place
Charlotte, NC 28270

Bailey Patrick, Jr.
352 Eastover Rd.
Charlotte, NC 28207

Robert W. Donaldson, Jr.
2531 Forest Drive
Charlotte, NC 28211

The Crosland Group, Inc.
135 Scaleybark Rd.
Charlotte, NC 28209

Douglas L. Boone
4508 Grandfather's Lane
Charlotte, NC 28216

Roy H. Michaux, Jr.
4234 Belkap Rd.
Charlotte, NC 28211

B. D. Farmer, III
3810 Silverbell Drive
Charlotte, NC 28211

Paul R. Leonard, Jr.
150 Prestwood Lane
Mooresville, NC 28115

                      PARTNER DETAIL LISTING BY PARTNERSHIP

                    PARTNER NAME                         PARTNER TYPE           PERCENTAGE              CONTROL

                      CREEKSIDE ASSOCIATES - FORMED 1/1/81
CGI                                                                             15.000000
         Clark, Molly C.                                                        15.214568
         Crosland, J. III                                                       15.214568
         Crosland, J. Jr.                                                       57.167343
         Crosland, Lillian Trust f/b/o JCIII                                     6.201760
         Crosland, Lillian Trust f/b/o MCC                                       6.201761
                                                                                100.000000

Creekside Various                                                               35.000000
Crosland, J. Jr.                                                                50.000000


                                                          CROSS CREEK ASSOCIATES

Mr. Charles C. Bollinger
Northwest Blvd.
Newton, NC  28658

Mr. Timothy A. Braswell
5433 Challisford Lane
Charlotte, NC 28226

Dr. W. Lainar Harrell, Jr.
1237 Brookwood Dr.
Shelby, NC 28150

Dr. James Forrester
P.O. Box 457
Stanley, NC 28164

Mr. David E. Harrold
209 E. Lakeshore Dr., Studio E
Chicago, IL 60611

David R. Boozer
107 Shoreline Drive
Stanley, NC 28164

Mr. L. Gordon Pfefferkorn 333
Pine Valley Dr.
Winston-Salem, NC 27104

Mr. Charles H. Griffin
S. Elm Street
Marshville, NC 28103

Mr. John Crosland, Jr.
135 Scaleybark Rd.
Charlotte, NC 28209

B.D. Farmer, III
3810 Silver Bell Dr.
Charlotte, NC 28211

Mr. William A. Allen
200 Colville Rd.
Charlotte, NC 28207

Mr. L.L. Mack
2011 Fromby Court
Charlotte, NC 28211

Mr. Leroy Robinson
2127 Cortelyou Rd.
Charlotte, NC 28211

Ms. Jean H. Lamb
R.J. McEwen & Son, Inc.
P.O. Box 23070
Charlotte, NC 28212

Dr. Richard D. Hill
8405 Rego St.
Charlotte, NC 28216

Mr. T. Carl Dedmon
P.O. Box 1146
Shelby, NC 28151

Mr. Carl L. Morrison
1422 S. Morgan St.
Shelby, NC 28150

Mr. William F. Mabry
P.O. Box 280
Shelby, NC 28150

The Crosland Group, Inc.
135 Scaleybark Rd.
Charlotte, NC 28209

Cross Creek Associates
Ms. Hazel Sterrett Allen
200 Colville Rd.
Charlotte, NC 28207

Mr. Albert F. Sloan
3826 Silverbell Rd.
Charlotte, NC 28211

James H. Barnhardt 3/31/87 Trust
Mr. James H. Barnhardt, Jr.
Barnhardt Manufacturing Co.
P.O. Box 34276
Charlotte, NC 28234

Estate of Mrs. Frances M. Hunter
c/o Mr. William S. Lowndes
Horack, Talley, Pharr & Lowndes
2600 One First Union Center
Charlotte, NC 28202-6038

Mr. Kenneth M. Bames
3516 Brunswick Court
Winston-Salem, NC 27104

Mr. Jack R. Miller
2411 Valencia Terrace
Charlotte, NC 28226

Mr. Brant R. Snavely, Jr.
City Center West, Suite 200
633 W. Fourth St.
Winston-Salem, NC 27104

Mr. Earl W. Spangler
P.O. Box 2492
Shelby, NC 28150

Mr. Paul R. Leonard, Jr.
150 Prestwood Lane
Mooresville, NC 28115

Mr. B.D. Farmer III
3810 Silver Bell Drive
Charlotte, NC  28211

                      PARTNER DETAIL LISTING BY PARTNERSHIP

                    PARTNER NAME                         PARTNER TYPE           PERCENTAGE              CONTROL

                     CROSS CREEK ASSOCIATES - FORMED 8/22/78
CGI                                                           GEN                1.000000
         Clark, Molly C.                                                        15.214568
         Crosland, J. III                                                       15.214568
         Crosland, J. Jr.                                                       57.167343
         Crosland, Lillian Trust f/b/o JCIII                                     6.201760
         Crosland, Lillian Trust f/b/o MCC                                       6.201761
                                                                                100.000000

Crosland, J. Jr.                                              LTD                4.500000                  N
Cross Creek Various                                           LTD               94.500000


                                                       HAMILTON RIDGE ASSOCIATES

John & Patricia Ackerman
1818 Manor Hill
St. Louis, MO 63141

Eugene E. Brucker
4 Clayprice Ct.
St. Louis, MO 63124

James H. Donnewald
P.O. Box 187
1220 Walnut St.
Breese, IL 62230

Francis J. Intagliata
10666 Mentz Hill Acres
St. Louis, MO 63128

Kenneth M. Murphy
1603 N. Mattis
Champaign, IL 61820

Raymond E. Rowland
Revocable Trust
710 S. Hamley Apt 21A
Clayton, MO 63105

Emil A. Stange
Rt. 3 Box 382
Rogersville, MO 65742

Ruthanne Jones Wise
407 Yacht Club Drive
Rockwall, TX 75087

Mr. Martin J. Katz
1035 Pear St., 5th Floor
Boulder, CO 80302

Sam J. Apichai
1444 Post Court
Decatur, IL 62521

Crosland Group, Inc.
125 Scaleybark Rd.
Charlotte, NC 28209

William & Cornelia Frank
7 Chatfield Place
St. Louis, MO 631411

Dr. Duncan A. Killen
1909 W. 70th St.
Shawnee Miss., KS 66208

Eugene V. Rankin
230 Pebble Acres Drive
St. Louis, MO 63141

Robert W. Sauer Grantor Trust
c/o Robert W. Sauer, Trustee
14300 Conway Meadows Ct.,
East Chesterfield, MO 63107

Roberta K. Symonds
2495 W. Highway 161
Nelleville, IL 62221

Ramond E. Rowland, Jr.
30 Clermont-Lane
St. Louis, MO 63124

Mr. Aron B. Katz
1035 Pear St., 5th Floor
Boulder, CO 80302

James & Sybil Blumenberg
2 Kehrsboro Ct.
Chesterfield, MO 63017

Mrs. Alvina Donnewald
1071 Randolph
Carlyle, IL, 62231

Harvey & Cynthia P. Frohlichstein
140 Executive Estates
St. Louis, MO 63141

Jack Krause
433 Baker Avenue
Webster Groves, MO 63119

Sam J. Rosenbloom
14241 Forest Crest Dr.
Chesterfield, MO 63017

Audrey F. Smith
c/o Larry Williams
The Boatmen's Trust Co.
P.O. Box 14737
St. Louis, MO 63178

Nick Tacony
9433 Firebush Dr.
St. Louis, MO 63126

Dr. John B. Summers
12658 Alswell Lane
St. Louis, MO 63128

Ms. Margaret E. Katz
1035 Pear St., 5th Floor
Boulder, CO 80302

Phyllis A. Katz
1035 Pear St., 5th Floor
Boulder, CO 80302

                      PARTNER DETAIL LISTING BY PARTNERSHIP

                    PARTNER NAME                         PARTNER TYPE           PERCENTAGE              CONTROL

              HAMILTON (EASTCHESTER) RIDGE ASSOCS. - FORMED 3/17/80
CGI                                                                       20.000000
         Clark, Molly C.                                                  15.214568
         Crosland, J. III                                                 15.214568
         Crosland, J. Jr.                                                 57.167343
         Crosland, Lillian Trust f/b/o JCIII                              6.201760
         Crosland, Lillian Trust f/b/o MCC                                6.201761
                                                                          100.000000

Hamilton (Eastchester) Various                               LTD          80.000000                        N


                                   SCHEDULE 3
                           to Agreement to Contribute
                          Dated as of February 13, 1995
                                  by and among
                     the Owners, the Crosland Partnerships,
                      Summit Properties Partnership, L.P.,
                           Summit Properties Inc., and
                    The Title Company of North Carolina, Inc.

                                 PARTNER OWNERS

                         PROJECT                                                PARTNER OWNERS
The Arbors                                                 General:

                                                           Crosland Arbors Associates Limited Partnership3

                                                           Limited:

                                                           N/A

Cedar Ridge (Phase II)                                     General:

                                                           (i)      The Crosland Group, Inc.

                                                           Limited:

                                                           (i)      The Crosland Group, Inc.
                                                           (ii)     John Crosland, Jr.
                                                           (iii)    JMJ Associates Limited Partnership

Foxcroft East                                              General:

                                                           (i)      The Crosland Group, Inc.

                                                           Limited:

                                                           N/A

Oak Creek                                                  General:

                                                           (i)      The Crosland Group, Inc.

                                                           Limited:

                                                           (i)      The Crosland Group, Inc.
                                                           (ii)     JMJ Associates Limited Partnership

Sherwood Colony                                            General:

                                                           (i)      The Crosland Group, Inc.

                                                           Limited:

                                                           (i)      The Crosland Group, Inc.
                                                           (ii)     JMJ Associates Limited Partnership


                         PROJECT                                                PARTNER OWNERS
Simsbury                                                   General:

                                                           (i)      Crosland-Erwin & Associates, No. VI4

                                                           Limited:

                                                           N/A

Westbury Lake                                              General:

                                                           (i)      Crosland Investors, Inc.

                                                           Limited:

                                                           (i)      JMJ Associates Limited Partnership
                                                           (ii)     Roger M. Lewis
                                                           (iii)    Charles E. Teal
                                                           (iv)     Justin F. Little

------------------------

3. In addition to Crosland Arbors Associates Limited Partnership, Summit Arbors Apartments Limited Partnership ("SAALP") owns an interest in the entity which owns The Arbors. Pursuant to Section 3.19 of the Agreement, The Crosland Group, Inc., or an affiliate, will simultaneously with closing attempt to acquire all of SAALP's interest and convey same to the Partnership at the same cash price for such interest as set forth in Section 2.1 of the Agreement.

4. In addition to Crosland-Erwin & Associates, No. VI, Nationwide Life Ins. Co. ("Nationwide") owns an interest in the entity which owns Simsbury. Pursuant to Section 3.19 of the Agreement, The Crosland Group, Inc., or an affiliate, will simultaneously with closing attempt to acquire all of Nationwide's interest and convey same to the Partnership at the same cash price for such interest as set forth in
         Section 2.1 of the Agreement.

                                   SCHEDULE 4
                           to Agreement to Contribute
                          Dated as of February 13, 1995
                                  by and among
                     the Owners, the Crosland Partnerships,
                      Summit Properties Partnership, L.P.,
                           Summit Properties Inc., and
                    The Title Company of North Carolina, Inc.

                                  DIRECT OWNERS

                         PROJECT                                                    OWNERS
Cedar Ridge (Phase I)                                      Cedar Ridge Apartment Investors, a North Carolina
                                                           Limited Partnership

Creekside                                                  Creekside Associates, a North Carolina Limited
                                                           Partnership

Cross Creek                                                Cross Creek Associates, a North Carolina Limited
                                                           Partnership

Eastchester Ridge                                          Hamilton Ridge Associates, a North Carolina Limited
                                                           Partnership

Westbury Park                                              Westbury Park Associates, a North Carolina Limited
                                                           Partnership

Westbury Woods                                             Westbury Woods Associates, a North Carolina
                                                           Limited Partnership

                                    EXHIBIT A

                                                                          [DATE]

                         FORM OF AUTHORIZING CERTIFICATE

         Each of the undersigned Holders, together holding at least ten percent (10%) of the aggregate number of all of the Holders' Registrable Shares, hereby certifies that:

         1. Such Holder's name is set forth below, and the number of Registrable Shares held by such Holder and the number of Registrable Shares, if different, such Holder would like to have registered is set forth opposite such Holder's name.

               NUMBER OF REGISTRABLE SHARES                         NUMBER OF REGISTRABLE SHARES DESIRED TO
                                                                                 BE REGISTERED









         2. Such Holder is requesting the registration of only those shares of Common Stock received by such Holder upon the redemption of its Units pursuant to the Partnership Agreement.

         EXECUTED as of the date set forth above.

                                                          [Signature of Holders]